Exhibit 19

                                              Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              07/31/02
         Distribution Date                                                                                     8/15/2002

         Principal Receivables                                                FCFMOTA                           Investor
         ---------------------                                                -------                           --------
         Beginning Principal Receivables                             $4,488,582,051.90                $10,000,000,000.00
           Current Floating Allocation Pct.                               30.98013343%                      69.01986657%

         Total Adj. Principal Collections                            $2,273,794,270.57                 $5,065,727,986.45
         Principal Reduction - Removed Accts                                     $0.00
         Principal Addition - Added Accts                                        $0.00
         Principal Default Amounts                                               $0.00                             $0.00
           As a Percentage of Collections                                  0.00000000%                       0.00000000%

         Monthly Principal Amortized                                                                               $0.00

         Ending Principal Receivables                                $2,435,067,211.27                $10,000,000,000.00
           New Floating Allocation Pct.                                   19.58226015%                      80.41773985%

                                                                               FCFMOTA                          Investor
         Interest Collections                                                  -------                          --------
         --------------------
           Total Interest Collections                                   $22,545,728.25                    $50,229,050.20

         Early Amortization Triggered?                                                               Yes           No

         1. Breach of covenants or agreements made in the TSA, Indent. or Supp.  and uncured for 60                  X
         days
         2. Failure to make any req. pmt. or deposit under TSA, Indent. or Supp. and uncured for 5 bus.              X
         days
         3. Breach of any rep. or warranty made in the TSA, Indent. or Supp. and uncured for 60                      X
         days
         4. Bankruptcy, insolvency or receivership of FMCC, FCFMOTA or Ford                                          X

         5. FCFMOTA is an investment company within the meaning of the ICA of 1940                                   X

         6. Failure of FCF Corp or FCF LLC to convey Reciev. pursuant to the TSA and uncured for 10                  X
         days
         7. Available Sub.  Amt. is less than the Required Sub. Amt. and uncured for 5 days                          X

         8. Servicer default or an event of default with respect to the outstanding notes has occured                X

         9. Average monthly payment rate for the past three periods is less than 21%                                 X

         10. Excess Funding Acct. Bal. exceeds 30% of Outstanding Series Adj. Inv. Amts. for 3 periods               X

         11. Maturity note purchaser fails to make any payment under MNPA and uncured for 5 bus. days                X


                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              07/31/02
         Distribution Date                                                                                     8/15/2002


         Principal Receivables                                                                               Trust Total
         ---------------------                                                                               -----------
         Beginning Principal Receivables                                                              $14,488,582,051.90
           Current Floating Allocation Percentage                                                          100.00000000%

         Total Adjusted Principal Collections                                                          $7,339,522,257.02
           Payment Rate                                                                                           50.66%
           Principal Collections                                                                       $6,495,630,710.36
           Principal Collection Adjustments                                                              $843,120,160.56
           Principal Collections for Status Dealer Acounts                                                   $771,386.10
         Principal Reduction - Removed Accts                                                                       $0.00
         Principal Addition - Added Accts                                                                          $0.00

         Principal Default Amounts                                                                                 $0.00
           As a Percentage of Collections                                                                    0.00000000%

         Aggregate New Principal Receivables                                                           $5,286,007,416.39

         Ending Principal Receivables                                                                 $12,435,067,211.27
           New Floating Allocation Percentage                                                                    100.00%

         Interest Collections                                                                                Trust Total
         --------------------                                                                                -----------
         Total Interest Collections                                                                       $72,774,778.45
           Interest Collections                                                                           $72,765,508.96
           Interest Collections for Status Dealer Accounts                                                     $9,269.49
           Recoveries on Receivables Written Off                                                                   $0.00

         Monthly Yield                                                                                             6.03%

         Used Vehicles Principal Receivables Balance                                                     $394,048,674.10
           Used Vehicles Principal Receivables Percentage                                                          3.17%


          Status Dealer Accounts                                                                              Trust Total
          ----------------------                                                                              -----------
          Beginning Balance                                                                                 $8,774,571.72
            Principal Collections                                                                             $771,386.10
            Principal Write Offs                                                                                    $0.00
            Interest Collections                                                                                $9,269.49
         Ending Balance                                                                                     $8,003,185.62



                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              07/31/02
         Distribution Date                                                                                     8/15/2002


          Subordination and Participation                                                                     Trust Total
          -------------------------------                                                                     -----------
          Incremental Subordinated Amount                                                                  $32,135,401.15
            Dealer Overconcentration Amount                                                                $32,135,401.15
            Manuf. Overconcentration Amount                                                                         $0.00
            Primus Overconcentration Amount                                                                         $0.00
            Installment Balance Amount                                                                              $0.00
            Other Ineligible Amounts                                                                                $0.00
          Available Subordinated Amount                                                                   $727,970,980.66
          Required Subordinated Amount                                                                    $727,970,980.66

          Required Participation 4.00%                                                                    $400,000,000.00
          Required Participation and Subordinated Amount                                                $1,127,970,980.66

          Current Participation Amount                                                                  $2,435,067,211.27
            Current Participation Percentage                                                                      215.88%
          Current Participation Shortfall                                                                           $0.00

          Available Seller Collections                                                                  $2,296,339,998.82
          Subordinated Draw Amount                                                                                  $0.00
          Reserve Fund Deposit                                                                                      $0.00
          Available Seller Collections to FCAR LLC                                                      $2,296,339,998.82
          AutoNation Receivables as a % of Total Pool Balance                                                       3.94%


                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              07/31/02
         Distribution Date                                                                                     8/15/2002


         Series Allocations                                                                                     2001 - 1
         ------------------                                                                                     --------
         Certificates                                                                                  $3,000,000,000.00
           Current Floating Allocation Percentage                                                           20.70596000%
         Total Adjusted Principal Collections                                                          $1,519,718,542.72
         Principal Default Amounts                                                                                 $0.00
         Total Interest Collections                                                                       $15,068,716.52


         Source and Use of Funds                                                                                2001 - 1
         -----------------------                                                                                --------
           Investor Interest Funding Account Balance                                                      $15,068,716.52
           Investment and Net Swap Proceeds Class A                                                          $373,450.12
           Investment and Net Swap Proceeds Class B                                                           $34,482.80
           Reserve Fund Balance                                                                           $10,500,000.00
         Total Investor Collections and Reserve Fund                                                      $25,976,649.44

           Certificates Outstanding Class A                                                            $2,904,500,000.00
           Certificates Outstanding Class B                                                               $95,500,000.00
           Certificate Rate Class A                                                                              1.9288%
           Certificate Rate Class B                                                                              2.1988%
           Days in Interest Period                                                                                   31
         Current Interest Due Class A                                                                      $4,823,991.27
         Current Interest Due Class B                                                                        $180,816.65
         Net Trust Swap Receipts Not Required To Be Paid Class A                                                   $0.00
         Net Trust Swap Receipts Not Required To Be Paid Class B                                                   $0.00
         Prior Month's Swap Receipts Payable This Month Class A                                                    $0.00
         Prior Month's Swap Receipts Payable This Month Class B                                                    $0.00
         Current Interest Paid Class A                                                                     $4,823,991.27
         Current Interest Paid Class B                                                                       $180,816.65
         Current Interest Shortfall Class A                                                                        $0.00
         Current Interest Shortfall Class B                                                                        $0.00

         Additional Interest Due Class A                                                                           $0.00
         Additional Interest Due Class B                                                                           $0.00
         Additional Interest Paid Class A                                                                          $0.00
         Additional Interest Paid Class B                                                                          $0.00
         Additional Interest Shortfall Class A                                                                     $0.00
         Additional Interest Shortfall Class B                                                                     $0.00

         Deferred Interest Due Class A                                                                             $0.00
         Deferred Interest Due Class B                                                                             $0.00
         Deferred Interest Paid Class A                                                                            $0.00
         Deferred Interest Paid Class B                                                                            $0.00
         Deferred Interest Shortfall Class A                                                                       $0.00
         Deferred Interest Shortfall Class B                                                                       $0.00


                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              07/31/02
         Distribution Date                                                                                     8/15/2002


         Servicing Fees Due FMCC 1.00%                                                                     $2,500,000.00

         Servicing Fees Shortfall                                                                                  $0.00

         Deferred Servicing Fees Due FMCC                                                                          $0.00
         Deferred Servicing Fees Paid                                                                              $0.00
         Deferred Servicing Fees Shortfall                                                                         $0.00

         Reserve Fund Required Amount                                                                     $10,500,000.00
         Reserve Fund Deposit (Draw) Amount                                                                        $0.00

         Current Investor Default Amount Due Class A                                                               $0.00
         Current Investor Default Amount Due Class B                                                               $0.00
         Current Investor Default Amount Paid Class A                                                              $0.00
         Current Investor Default Amount Paid Class B                                                              $0.00
         Current Investor Default Amount Shortfall Class A                                                         $0.00
         Current Investor Default Amount Shortfall Class B                                                         $0.00

         Deferred Default Amount Due Class A                                                                       $0.00
         Deferred Default Amount Due Class B                                                                       $0.00
         Deferred Investor  Default Amount Paid Class A                                                            $0.00
         Deferred Investor  Default Amount Paid Class B                                                            $0.00
         Deferred Investor Default Amount Shortfall Class A                                                        $0.00
         Deferred Investor Default Amount Shortfall Class B                                                        $0.00

         Accumulation Reserve Account Deposit                                                                     $0.00
         Asset Composition Premium                                                                                $0.00
         Transferor's Interest Remitted                                                                    $7,971,841.52


         Subordination and                                                                                       2001 - 1
         -----------------                                                                                       --------
         Participation
         -------------
         Incremental Subordinated Amount                                                                     $9,640,620.35
         Available Subordinated Amount                                                                     $192,640,620.35
         Required Subordinated Amount                                                                      $192,640,620.35

         Required Participation 4.00%                                                                      $120,000,000.00
         Required Participation and Subordinated Amount                                                    $312,640,620.35

         Subordinated Draw Amount                                                                                    $0.00
         Reserve Fund Deposit                                                                                        $0.00

         Reserve Fund Balance                                                                               $10,500,000.00

         BOP Accumulation Reserve Account Balance                                                                    $0.00
         Less Accumulation Reserve Account Draws                                                                     $0.00
         Plus Accumulation Reserve Account Deposits                                                                  $0.00
         EOP Accumulation Reserve Account Balance                                                                    $0.00

         Controlled Distribution Amount                                                                              $0.00
         Principal Funding Account Balance                                                                           $0.00
         Excess Funding Account Balance                                                                              $0.00
         Principal Payment Amount                                                                                    $0.00
         Pool Factor                                                                                     100.000000000000%
         Servicing Fees Paid                                                                                 $2,500,000.00




                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              07/31/02
         Distribution Date                                                                                     8/15/2002


         Interest Payment Date?                                                                                       YES
         Interest Payment Amount Due                                                                         $5,004,807.92
         Interest Payment Amount Paid                                                                        $5,004,807.92
         Interest Payment Amount Shortfall                                                                           $0.00


         Distribution to Holders of Certificates (per $1,000                                                      2001 - 1
         denomination certificate)                                                                                --------

         Total Amount Distributed                                                                                    $1.72
         Total Amount Allocable to Principal                                                                         $0.00
         Total Amount Allocable to Interest                                                                          $1.72


                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              07/31/02
         Distribution Date                                                                                     8/15/2002


         Series Allocations                                                                                     2001 - 2
         ------------------                                                                                     --------
         Certificates                                                                                  $2,000,000,000.00
           Current Floating Allocation Percentage                                                           13.80397000%
         Total Adjusted Principal Collections                                                          $1,013,145,450.50
         Principal Default Amounts                                                                                 $0.00
         Total Interest Collections                                                                       $10,045,808.58


         Source and Use of Funds                                                                                2001 - 2
         -----------------------                                                                                --------
           Investor Interest Funding Account Balance                                                      $10,045,808.58
           Investment and Net Swap Proceeds Class A                                                          $332,337.80
           Investment and Net Swap Proceeds Class B                                                           $25,727.04
           Reserve Fund Balance                                                                            $7,000,000.00
         Total Investor Collections and Reserve Fund                                                      $17,403,873.42

           Certificates Outstanding Class A                                                            $1,936,340,000.00
           Certificates Outstanding Class B                                                               $63,660,000.00
           Certificate Rate Class A                                                                              1.9788%
           Certificate Rate Class B                                                                              2.2488%
           Days in Interest Period                                                                                   31
         Current Interest Due Class A                                                                      $3,299,375.45
         Current Interest Due Class B                                                                        $123,272.73
         Net Trust Swap Receipts Not Required To Be Paid Class A                                                   $0.00
         Net Trust Swap Receipts Not Required To Be Paid Class B                                                   $0.00
         Prior Month's Swap Receipts Payable This Month Class A                                                    $0.00
         Prior Month's Swap Receipts Payable This Month Class B                                                    $0.00
         Current Interest Paid Class A                                                                     $3,299,375.45
         Current Interest Paid Class B                                                                       $123,272.73
         Current Interest Shortfall Class A                                                                        $0.00
         Current Interest Shortfall Class B                                                                        $0.00

         Additional Interest Due Class A                                                                           $0.00
         Additional Interest Due Class B                                                                           $0.00
         Additional Interest Paid Class A                                                                          $0.00
         Additional Interest Paid Class B                                                                          $0.00
         Additional Interest Shortfall Class A                                                                     $0.00
         Additional Interest Shortfall Class B                                                                     $0.00

         Deferred Interest Due Class A                                                                             $0.00
         Deferred Interest Due Class B                                                                             $0.00
         Deferred Interest Paid Class A                                                                            $0.00
         Deferred Interest Paid Class B                                                                            $0.00
         Deferred Interest Shortfall Class A                                                                       $0.00
         Deferred Interest Shortfall Class A                                                                       $0.00


                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              07/31/02
         Distribution Date                                                                                     8/15/2002


         Servicing Fees Due FMCC 1.00%                                                                     $1,666,666.67

         Servicing Fees Shortfall                                                                                  $0.00

         Deferred Servicing Fees Due FMCC                                                                          $0.00
         Deferred Servicing Fees Paid                                                                              $0.00
         Deferred Servicing Fees Shortfall                                                                         $0.00

         Reserve Fund Required Amount Class A                                                              $7,000,000.00
         Reserve Fund Deposit (Draw) Amount Class A                                                                $0.00

         Current Investor Default Amount Due Class A                                                               $0.00
         Current Investor Default Amount Due Class B                                                               $0.00
         Current Investor Default Amount Paid Class A                                                              $0.00
         Current Investor Default Amount Paid Class B                                                              $0.00
         Current Investor Default Amount Shortfall Class A                                                         $0.00
         Current Investor Default Amount Shortfall Class B                                                         $0.00

         Deferred Default Amount Due Class A                                                                       $0.00
         Deferred Default Amount Due Class B                                                                       $0.00
         Deferred Investor  Default Amount Paid Class A                                                            $0.00
         Deferred Investor  Default Amount Paid Class B                                                            $0.00
         Deferred Investor Default Amount Shortfall Class A                                                        $0.00
         Deferred Investor Default Amount Shortfall Class B                                                        $0.00

         Accumulation Reserve Account Deposit                                                                      $0.00
         Asset Composition Premium                                                                                 $0.00
         Transferor's Interest Remitted                                                                    $5,314,558.57


         Subordination and                                                                                       2001 - 2
         -----------------                                                                                       --------
         Participation
         -------------
         Incremental Subordinated Amount                                                                     $6,427,080.23
         Available Subordinated Amount                                                                     $128,427,080.23
         Required Subordinated Amount                                                                      $128,427,080.23

         Required Participation 4.00%                                                                       $80,000,000.00
         Required Participation and Subordinated Amount                                                    $208,427,080.23

         Subordinated Draw Amount                                                                                    $0.00
         Reserve Fund Deposit                                                                                        $0.00

         Reserve Fund Balance                                                                                $7,000,000.00

         BOP Accumulation Reserve Account Balance                                                                    $0.00
         Less Accumulation Reserve Account Draws                                                                     $0.00
         Plus Accumulation Reserve Account Deposits                                                                  $0.00
         EOP Accumulation Reserve Account Balance                                                                    $0.00

         Controlled Distribution Amount                                                                              $0.00
         Principal Funding Account Balance                                                                           $0.00
         Excess Funding Account Balance                                                                              $0.00
         Principal Payment Amount                                                                                    $0.00
         Pool Factor                                                                                     100.000000000000%
         Servicing Fees Paid                                                                                 $1,666,666.67






                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              07/31/02
         Distribution Date                                                                                     8/15/2002


         Interest Payment Date?                                                                                       YES
         Interest Payment Amount Due                                                                         $3,422,648.18
         Interest Payment Amount Paid                                                                        $3,422,648.18
         Interest Payment Amount Shortfall                                                                           $0.00


         Distribution to Holders of Certificates (per $1,000                                                      2001 - 2
         denomination certificate)                                                                                --------

         Total Amount Distributed                                                                                    $1.77
         Total Amount Allocable to Principal                                                                         $0.00
         Total Amount Allocable to Interest                                                                          $1.77


                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              07/31/02
         Distribution Date                                                                                     8/15/2002


         Series Allocations                                                                                       2002 - 1
         ------------------                                                                                       --------
         Motown Notes                                                                                    $5,000,000,000.00
         Extended Motown Notes                                                                                       $0.00
         Maturity Notes                                                                                              $0.00
           Current Floating Allocation Percentage                                                             34.50993000%
         Total Adjusted Principal Collections                                                            $2,532,863,993.23
         Principal Default Amounts                                                                                   $0.00
         Total Interest Collections                                                                         $25,114,525.10


         Source and Use of Funds                                                                                  2002 - 1
         -----------------------                                                                                  --------
           Investor Interest Funding Account Balance                                                        $25,114,525.10
           Investment and Net Swap Proceeds                                                                          $0.00
           Reserve Fund Balance                                                                             $17,500,000.00
         Total Investor Collections and Reserve Fund                                                        $42,614,525.10

           Motown Notes Outstanding                                                                      $5,000,000,000.00
           Extended Motown Notes Outstanding                                                                         $0.00
           Maturity Notes Outstanding                                                                                $0.00
           Extended Motown Note Rate                                                                                 $0.00
           Maturity Note Rate                                                                                        $0.00
           Days in Interest Period                                                                                    31
           Current Monthly Discount Paid on Motown Notes                                                     $7,823,999.93
           Current Interest Due Extended Motown Notes                                                                $0.00
           Current Interest Due Maturity Notes                                                                       $0.00
         Current Monthly Discount Paid on Motown Notes                                                       $7,823,999.93
         Current Interest Paid Extended Motown Notes                                                                 $0.00
         Current Interest Paid Maturity Notes                                                                        $0.00
         Current Interest Shortfall Motown Notes                                                                     $0.00
         Current Interest Shortfall Extended Motown Notes                                                            $0.00
         Current Interest Shortfall Maturity Notes                                                                   $0.00
         Additional Interest Due Motown Notes                                                                        $0.00
         Additional Interest Due Motown Notes                                                                        $0.00
         Additional Interest Due Maturity Notes                                                                      $0.00
         Additional Interest Paid Motown Notes                                                                       $0.00
         Additional Interest Paid Extended Motown Notes                                                              $0.00
         Additional Interest Paid Maturity Notes                                                                     $0.00
         Additional Interest Shortfall Motown Notes                                                                  $0.00
         Additional Interest Shortfall Extended Motown Notes                                                         $0.00
         Additional Interest Shortfall Maturity Notes                                                                $0.00
         Deferred Interest Due Motown Notes                                                                          $0.00
         Deferred Interest Due Extended Motown Notes                                                                 $0.00
         Deferred Interest Due Maturity Notes                                                                        $0.00
         Deferred Interest Paid Motown Notes                                                                         $0.00
         Deferred Interest Paid Extended Motown Notes                                                                $0.00
         Deferred Interest Paid Maturity Notes                                                                       $0.00
         Deferred Interest Shortfall Motown Notes                                                                    $0.00
         Deferred Interest Shortfall Extended Motown Notes                                                           $0.00
         Deferred Interest Shortfall Maturity Notes                                                                  $0.00


                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              07/31/02
         Distribution Date                                                                                     8/15/2002


         Servicing Fees Due FMCC 1.00%                                                                       $4,166,666.67
         Servicing Fees Paid                                                                                 $4,166,666.67
         Servicing Fees Shortfall                                                                                    $0.00

         Deferred Servicing Fees Due FMCC                                                                            $0.00
         Deferred Servicing Fees Paid                                                                                $0.00
         Deferred Servicing Fees Shortfall                                                                           $0.00

         Reserve Fund Required Amount                                                                       $17,500,000.00
         Reserve Fund Deposit (Draw) Amount                                                                          $0.00

         Current Investor Default Amount Due                                                                         $0.00
         Current Investor Default Amount Paid                                                                        $0.00
         Current Investor Default Amount Shortfall                                                                   $0.00

         Deferred Default Amount Due                                                                                 $0.00
         Deferred Investor  Default Amount Paid                                                                      $0.00
         Deferred Investor Default Amount Shortfall                                                                  $0.00

         Accumulation Reserve Account Deposit                                                                        $0.00
         Asset Composition Premium                                                                                   $0.00
         Transferor's Interest Remitted                                                                     $13,123,858.50

         Subordination and                                                                                        2002 - 1
         -----------------                                                                                        --------
         Participation
         -------------
         Incremental Subordinated Amount                                                                    $16,067,700.58
         Available Subordinated Amount                                                                     $406,903,280.08
         Required Subordinated Amount                                                                      $406,903,280.08

         Required Participation 4.00%                                                                      $200,000,000.00
         Required Participation and Subordinated Amount                                                    $606,903,280.08

         Subordinated Draw Amount                                                                                    $0.00
         Reserve Fund Deposit                                                                                        $0.00

         Reserve Fund Balance                                                                               $17,500,000.00

         BOP Accumulation Reserve Account Balance                                                                    $0.00
         Less Accumulation Reserve Account Draws                                                                     $0.00
         Plus Accumulation Reserve Account Deposits                                                                  $0.00
         EOP Accumulation Reserve Account Balance                                                                    $0.00

         Required Liquidity Commitment                                                                               $0.00
         Available Program Commitment                                                                                $0.00

         Current Principal Distribution Amount Motown Notes                                                          $0.00
         Current Principal Distribution Amount Extended Motown Notes                                                 $0.00
         Principal Funding Account Balance                                                                           $0.00

         Principal Payment Amount                                                                                    $0.00
         Pool Factor                                                                                     100.000000000000%


                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              07/31/02
         Distribution Date                                                                                     8/15/2002


         Interest Payment Date?                                                                                       YES
         Interest Payment Amount Due                                                                         $7,823,999.93
         Interest Payment Amount Paid                                                                        $7,823,999.93
         Interest Payment Amount Shortfall                                                                           $0.00

         Motown Notes Weighted Average Remaining Days Until Expected Final
         Maturity Less Than 60                                                                                        Yes

         Distribution to Holders of Certificates (per $1,000                                                      2002 - 1
         denomination certificate)                                                                                --------

         Total Amount Distributed                                                                                    $1.56
         Total Amount Allocable to Principal                                                                         $0.00
         Total Amount Allocable to Interest                                                                          $1.56